Exhibit 99.2

Equity One 2002-4
Term Sheet

Balance                 12,103,000   Delay                   24
Coupon                  at pricing   Dated             8/1/2002
Settle                   8/30/2002   First Payment    9/25/2002
100% PPC, To Maturity

-----------------------------------------------
Severity                                   55%
Lag                                  12 months
-----------------------------------------------
Forward Libor

                                7 CDR              7.2 CDR           7.4 CDR              7.6 CDR
Price                           Yield               Yield             Yield                Yield
100                             6.00                 6.00              6.01                6.01
WAL                             6.32                 6.39              6.50                6.67
Mod Durn                        4.90                 4.94              5.01                5.12
Mod Convexity                   0.36                 0.36              0.37                0.39
Prcp Window                 Sep05 - Jun21       Nov05 - Jan22     Dec05 - Sep22        Feb06 - Sep23
Payment Window              Sep02 - Jun21       Sep02 - Jan22     Sep02 - Sep22        Sep02 - Sep23
Prcp Writedown                    -                   -                 -                    -
Total Collat Loss            42,633,085           43,893,887       45,157,182           46,422,974

                                7.8 CDR             8 CDR              10 CDR
Price                            Yield              Yield               Yield
100                               5.65              4.22               -26.81
WAL                               7.39              8.07                5.72
Mod Durn                          5.39              5.68                5.05
Mod Convexity                     0.44              0.49                0.35
Prcp Window                  Apr06 - Jun32      Jun06 - Jun32          NA - NA
Payment Window               Sep02 - Jun32      Sep02 - Jun32       Sep02 - Oct11
Prcp Writedown                   549,101          2,264,869           12,103,000
Total Collat Loss              47,691,281        48,962,112           61,766,056

Class B (BBB)

Balance                 12,103,000   Delay                      24
Coupon                  at pricing   Dated                8/1/2002
Settle                   8/30/2002   First Payment       9/25/2002
100% PPC, To Maturity

-----------------------------------------------
Severity                                   55%
Lag                                  12 months
-----------------------------------------------
Forward Libor + 200 bps

                                5 CDR               6 CDR            6.2 CDR              6.5 CDR
Price                           Yield               Yield             Yield                Yield
100                             6.00                 6.00              6.00                6.00
WAL                             6.09                 6.31              6.36                6.48
Mod Durn                        4.78                 4.88              4.90                4.96
Mod Convexity                   0.33                 0.36              0.36                0.38
Prcp Window                 Sep05 - Dec19       Sep05 - Sep21     Sep05 - Apr22        Sep05 - Oct23
Payment Window              Sep02 - Dec19       Sep02 - Sep21     Sep02 - Apr22        Sep02 - Oct23
Prcp Writedown                    -                   -                 -                    -
Total Collat Loss            30,180,549           36,390,938       37,640,279           39,518,877

                                7 CDR             7.5 CDR              8 CDR
Price                           Yield              Yield               Yield
100                              5.92              4.64                0.81
WAL                              6.81              7.73                8.64
Mod Durn                         5.09              5.46                6.39
Mod Convexity                    0.40              0.45                0.65
Prcp Window                 Jan06 - Jun32      Jun06 - Jun32       Jan07 - Jun32
Payment Window              Sep02 - Jun32      Sep02 - Jun32       Sep02 - Jun32
Prcp Writedown                 148,278           1,763,479            5,574,490
Total Collat Loss            42,662,187         45,821,022            48,995,535

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Uniot Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                - CONFIDENTIAL -